Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	VV Value Vals AG

Address of Joint Filer:	Mittlagada
Vals, V8 7132

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Dean Foods [DF]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	5/17/2018

If Amendment, Date Original Filed
(Month/Day/Year):

Designated Filer:	VV Value Vals AG

Signature:

VV Value Vals AG

By:	/s/ Remo Stoffel
Name:	Remo Stoffel
Title:	Director

By:	/s/ Hans-Peter Domanig
Name:	Hans-Peter Domanig
Title:	Director

5/21/2018
Date

Joint Filer Information

Name of Joint Filer:	XO Holding AG

Address of Joint Filer:	Bahnhofstrausse 21
Chur, V8 7001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Dean Foods [DF]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	5/17/2018

If Amendment, Date Original Filed
(Month/Day/Year):

Designated Filer:	VV Value Vals AG

Signature:

XO Holding AG

By:	/s/ Remo Stoffel
Name:	Remo Stoffel
Title:	Director

By:	/s/ Hans-Peter Domanig
Name:	Hans-Peter Domanig
Title:	Director

5/21/2018
Date

Joint Filer Information

Name of Joint Filer:	Priora Holding AG

Address of Joint Filer:	Kantonsstrasse 150
Freienbach, V8 8807

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Dean Foods [DF]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	5/17/2018

If Amendment, Date Original Filed
(Month/Day/Year):

Designated Filer:	VV Value Vals AG

Signature:

Priora Holding AG

By:	/s/ Fulvio Micheletti
Name:	Fulvio Micheletti
Title:	Director

By:	/s/ Hans-Peter Domanig
Name:	Hans-Peter Domanig
Title:	Director

5/21/2018
Date

Joint Filer Information

Name of Joint Filer:	Profectio Beteiligungen AG

Address of Joint Filer:	C/O Dr. iur. Marco Toller
Bahnhofstrausse 7
Chur, V8 7000

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Dean Foods [DF]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	5/17/2018

If Amendment, Date Original Filed
(Month/Day/Year):

Designated Filer:	VV Value Vals AG

Signature:

Profectio Beteiligungen

By:	/s/ Dr. Renee Locher
Name:	Dr. Renee Locher
Title:	Director

5/21/2018
Date

Joint Filer Information

Name of Joint Filer:	STOFFELpart Asset AG

Address of Joint Filer:	Bahnhofstrausse 21
Chur, V8 7001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Dean Foods [DF]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	5/17/2018

If Amendment, Date Original Filed
(Month/Day/Year):

Designated Filer:	VV Value Vals AG

Signature:

STOFFELpart Asset AG

By:	/s/ Remo Stoffel
Name:	Remo Stoffel
Title:	Director

5/21/2018
Date

Joint Filer Information

Name of Joint Filer:	Stoffel, Remo

Address of Joint Filer:	c/o STOFFELpart Asset AG
Bahnhofstrausse 21
Chur, V8 7001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Dean Foods [DF]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	5/17/2018

If Amendment, Date Original Filed
(Month/Day/Year):

Designated Filer:	VV Value Vals AG

Signature:

By:	/s/ Remo Stoffel
Name:	Remo Stoffel

5/21/2018
Date